UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2003

STRATOS LIGHTWAVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30869	36-4360035
State of Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

7444 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-9600

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c)	The following exhibit is furnished with this document:

Number	Exhibit
99.1	Press Release titled “Stratos Lightwave Announces Results for Fourth Quarter and Year Ended April 30, 2003” dated June 25, 2003.

ITEM 9. Regulation FD Disclosure

The information in this item is being furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” pursuant to interim procedures promulgated by the Securities and Exchange Commission in Release 33-8216 issued March 27, 2003.

On June 25, 2003, the registrant issued a press release announcing its financial results for its fourth quarter and fiscal year ended April 30, 2003.

That press release, dated June 25, 2003 and titled “Stratos Lightwave Announces Results for Fourth Quarter and Year Ended April 30, 2003” is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATOS LIGHTWAVE, INC

Date: July 1, 2003	By:	/s/ David A. Slack
David A. Slack Vice President, Finance and Chief Financial Officer